Filed under Rule 497(e) and 497(k)

Registration No. 333-53589

VALIC Company II

Small Cap Growth Fund

(the “Fund”)

Supplement dated September 25, 2019, to the Fund’s Summary Prospectus and Prospectus

dated January 1, 2019, as supplemented and amended to date

At an in-person meeting held on August 5-6, 2019, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved an amendment to the Investment Sub-Advisory Agreement (the “Subadvisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management Inc. with respect to the Fund. The amendment reduces the fees payable by VALIC under the Subadvisory Agreement.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Fund. Pursuant to the Fee Waiver Agreement, VALIC is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to VALIC under the Investment Advisory Agreement with VC II (the “Advisory Agreement”) is 0.82% on the first $100 million and 0.77% on assets over $100 million. This Fee Waiver Agreement will become effective on January 1, 2020, and will continue in effect through December 31, 2020. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory Agreement. VALIC may not recoup any advisory fees waived with respect to the Fund pursuant to the Fee Waiver Agreement.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.